CONTACT:  Arnold G. Nance
                                                                  (914) 925-4420

                                                   RELEASE DATE:  April 17, 2001

FOR IMMEDIATE RELEASE

                        WHX ANNOUNCES 2000 FOURTH QUARTER, YEAR END
                                FINANCIAL RESULTS

New York-WHX Corp. (NYSE: WHX)

            NEW YORK, April 17, 2001 -- WHX Corp. (NYSE: WHX) today reported a net loss of $181.0 million, on net sales of $1.75 billion, for the year ended December 31, 2000, compared with a net loss of $14.9 million, on net sales of $1.77 billion, for the year ended December 31, 1999. After deducting preferred stock dividends, basic and diluted net loss per common share was $14.10 for 2000 compared with a $2.24 loss per common share for 1999. There were no extraordinary items in 2000 as compared to $.9 million (net of tax), or $.06 per diluted share in 1999, which represents the discount on the purchase of $20.5 million aggregate principal amount of the Company's 10-1/2% Senior Notes in the open market.

            For the fourth quarter of 2000, the Company reported a net loss of $189.5 million, on sales of $329.1 million compared with a net loss of $5.9 million on sales of $471.2 million for the fourth quarter of 1999. After deducting preferred dividends, basic and diluted net loss per common share was $13.55 for the fourth quarter of 2000, compared with a $.78 net loss per share for the fourth quarter of 1999.

            On November 16, 2000, Wheeling-Pittsburgh Corporation (WPC), one of the Company's wholly owned subsidiaries, and its subsidiaries, filed petitions seeking reorganization under Chapter 11 of the United States Bankruptcy Code. As a result of the Bankruptcy Filing, the Company has, as of November 16, 2000, deconsolidated the balance sheet of WPC and its subsidiaries. As a result of such deconsolidation, the consolidated balance sheet at December 31, 2000 does not include any of the assets or liabilities of WPC and its subsidiaries, and the accompanying December 31, 2000 Profit and Loss data includes the operating results of WPC and its subsidiaries for the period January 1, 2000 through November 16, 2000. Since November 16, 2000, the Company has accounted for its investment in WPC and its subsidiaries on the cost method. The Bankruptcy Filing and the resultant deconsolidation of WPC as of November 16, 2000 have affected comparisons between year 2000 and year 1999 results.

            The Company's Annual Report on Form 10-K was not filed on a timely basis primarily due to difficulties in gathering information relating to the Bankruptcy Filing of WPC and its subsidiaries. The Company anticipates filing the Form 10-K within the next week.

            Operating Results

            For the year ended December 31, 2000, loss from operations was $5.1 million, compared to operating income of $39.2 million in the year ended December 31, 1999. Unimast Incorporated reported operating income of $14.6 million in 2000 compared to $18.6 million in 1999. Handy & Harman (H&H) reported operating income of $36.0 million for 2000, compared to $40.2 million for 1999. WPC reported an operating loss of $49.6 million for 2000 compared to $17.6 million of operating income for 1999. For the fourth quarter of 2000, the consolidated loss from operations totaled $31.9 million, compared to operating income of $21.1 million in the 1999 fourth quarter.

            Other income/loss totaled a loss of $16.1 million in 2000, compared to income of $26.4 million in 1999. For the fourth quarter of 2000, other loss was $14.3 million, compared to $7.5 million of other loss in the 1999 fourth quarter.

            Earnings before interest, taxes, depreciation and amortization, non-cash pension and OPEB benefits, other income and extraordinary items totaled $90.9 million in 2000, compared to $140.3 million in 1999.

            Liquidity and Capital

            At December 31, 2000, total liquidity, comprising cash, short-term investments (net of related investment borrowings) and funds available under the Company's bank credit arrangements (excluding liquidity of WPC and its subsidiaries), totaled $129.5 million, compared with $255.4 million (excluding liquidity of WPC and its subsidiaries) at December 31, 1999. At December 31, 2000, total liquidity, comprising cash, short-term investments (net of related investment borrowings) and funds available under WPC's bank credit arrangements, totaled $80.1 million compared with $32.7 million available at December 31, 1999. At December 31, 2000, funds available under the Company's committed credit arrangements (excluding credit arrangements of WPC and its subsidiaries) totaled $55.4 million compared with $80.8 million in 1999. The decrease is due primarily to the expiration of H&H's $25.0 million delayed draw facility. At December 31, 2000, funds available under WPC's and its subsidiaries committed credit arrangements totaled $65.1 million. In 2000, the Company did not repurchase any shares of Common Stock or any 10-1/2% Senior Notes.

            The Company continues to pursue strategic alternatives to maximize the value of its portfolio of businesses. Some of these alternatives have included, and will continue to include, selective acquisitions, divestitures and sales of certain assets.

            WHX (www.whxcorp.com) is a holding company that has been structured to invest in and/or acquire a diverse group of businesses on a decentralized basis. WHX's primary businesses currently are: H&H, a diversified manufacturing company whose strategic business segments encompass, among others, specialty wire, tubing, and fasteners, and precious metals plating and fabrication; Unimast Incorporated, a leading manufacturer of steel framing and other products for commercial and residential construction; and WHX Entertainment Corp., a co-owner of a racetrack and video lottery facility located in Wheeling, West Virginia. WHX's other business consists of WPC and its subsidiaries including Wheeling-Pittsburgh Steel Corporation, a vertically integrated manufacturer of value-added and flat rolled steel products.

            This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the ability of the Company to market and sell its products, the effects of competition and pricing and company and industry shipment levels and the impact and effect of the bankruptcy filing by WPC and its subsidiaries. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could be inaccurate, and therefore, there cannot be assurance the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statement included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

                                 WHX CORPORATION
      Consolidated Statement of Operations (in thousands except per share)
                                   (Unaudited)

                                                                                          Year ended December 31,
                                                                            2000                   1999*               1998*
                                                                            ----                   ----                ----

Revenues:
Net sales   ..................................................      $     1,745,459          $    1,764,699         $1,690,846
Cost and expenses:
Cost of products sold, excluding depreciation.................            1,509,393               1,483,061          1,425,920
Depreciation and amortization.................................               98,777                 104,856             96,870
Selling, administrative and general expense...................              142,373                 137,615            116,840
                                                                    ---------------          --------------         ----------
                                                                          1,750,543               1,725,532          1,639,630
Operating income (loss).......................................               (5,084)                 39,167             51,216
Interest expense on debt......................................               86,222                  87,851             78,096
Other income..................................................              (16,139)                 26,420             89,696
                                                                    ----------------         --------------         ----------
Income (loss) before taxes and extraordinary
    items   ..................................................             (107,445)                (22,270)            62,816
Tax provision (benefit).......................................               73,600                  (6,430)             3,386
                                                                    ---------------          --------------         ----------
Income (loss) before extraordinary items......................             (181,045)                (15,840)            39,430
Extraordinary items--net of tax...............................                   --                     896              2,241
                                                                    ---------------          --------------         ----------
Net income (loss).............................................             (181,045)                (14,944)            41,671
Dividend requirement for preferred stock......................               20,607                  20,608             20,608
                                                                    ---------------          --------------         ----------
Net income (loss) available to common stock...................            $(201,652)         $      (35,552)        $   21,063
                                                                    ================         ==============         ==========

                  Basic income (loss) per share of common stock


Income (loss) before extraordinary item.......................      $        (14.10)         $       (2.30)          $    1.04

Extraordinary item--net of tax................................                   --                    .06                 .12
                                                                    ---------------          -------------           ---------
Net income (loss) per share...................................      $        (14.10)         $       (2.24)          $    1.16
                                                                    ===============          =============           =========

                     Income (loss) per share of common stock

    --assuming dilution
Income (loss) before extraordinary item.......................      $        (14.10)         $      (2.30)           $    .99
Extraordinary item--net of tax................................                   --                   .06                 .12
                                                                    ---------------          ------------            --------
Net income (loss) per share--assuming dilution................      $        (14.10)         $      (2.24)           $   1.11
                                                                    ================         ============            ========
*Reclassified

                                 WHX CORPORATION
                           Consolidated Balance Sheets
                                   (Unaudited)

                                                                                                 Year ended December 31,
                                                                                          2000                       1999
                                                                                          ----                       ----
                                                                                                     (in thousands)
                                     ASSETS
Current assets:
Cash and cash equivalents......................................................    $       4,837             $      10,775
Short term investments.........................................................           69,319                   659,356
Trade receivables, less allowance for doubtful accounts
    of $1,339 and $2,306.......................................................           83,929                   141,091
Inventories....................................................................          150,269                   441,869
Prepaid expenses and deferred charges..........................................           11,472                    14,622
Due from WPC...................................................................           20,878                        --
                                                                                   -------------             -------------
Total current assets...........................................................          340,704                 1,267,713
Pledged asset account..........................................................           33,000
Investment in associated companies.............................................           18,229                    80,490
Property, plant and equipment, at cost less
    accumulated depreciation and amortization..................................          173,790                   816,501
Intangibles, net of amortization...............................................          282,821                   280,766
Deferred income taxes..........................................................               --                   123,033
Prepaid pension asset..........................................................           37,755                    40,336
Deferred charges and other assets..............................................           27,217                    64,727
                                                                                   -------------             -------------
                                                                                   $     913,516             $   2,673,566
                                                                                   =============             =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Trade payables.................................................................    $       46,417             $     171,229
Accrued liabilities............................................................            32,273                    40,523
Short term debt................................................................             6,000                   599,447
Payroll and employee benefits..................................................             6,511                    78,162
Federal, state and local taxes.................................................             1,362                    14,473
Deferred income taxes--current.................................................            18,562                    67,793
Due to WPC.....................................................................            31,952                        --
Long-term debt due in one year.................................................               929                     1,810
                                                                                   --------------             -------------
Total current liabilities......................................................           144,006                   973,437
Long-term debt.................................................................           504,983                   847,720
Deferred income taxes - non current............................................            21,289                        --
Other employee benefit liabilities.............................................             8,404                   400,425
Loss in  excess of investment in WPC...........................................            39,783                        --
Other liabilities..............................................................            17,405                    71,181
                                                                                   --------------             -------------
                                                                                          735,870                 2,292,763
                                                                                   --------------             -------------
Redeemable common stock--245 shares and 282 shares.............................             2,646                     3,332
                                                                                   --------------             -------------
Stockholders' Equity:
Preferred stock--$.10 par value; authorized 10,000
    shares; issued and outstanding: 5,883 shares...............................               589                       589
Common stock $.01 par value; authorized 60,000
    shares; issued and outstanding: 14,590 and 14,145 shares...................               146                       141
Accumulated other comprehensive income.........................................           (1,501)                       945
Additional paid-in capital.....................................................           555,481                   553,861
Accumulated earnings  (deficit)................................................          (379,715)                 (178,065)
                                                                                   --------------             -------------
                                                                                          175,000                   377,471
                                                                                   --------------             -------------
                                                                                   $      913,516             $   2,673,566
                                                                                   ==============             =============